UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      January 31, 2003 (February 11, 2003)

                           ASI TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                                             88-0105586
           ------                                             ----------
(state or other jurisdiction of                        (I.R.S. Empl. Ident. No.)
 incorporation or organization)

                                     0-6428
                                     ------
                            (Commission File Number)

980 American Pacific Drive, Suite #111
        Henderson, Nevada 89014                                     89014
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

                                 (702) 734-1888
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 31, 2003 the Company and Igor Alexeff executed an exclusive license agreement dated effective January 1, 2003. Reference is made to the attached press release issued to the public by the Registrant on February 11, 2003. See the text of the press release and the attached exhibit for a description of the event reported pursuant to this Form 8-K and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired - NONE

(b) Pro Forma Financial Information - NONE

(c) Exhibits

         10.4 Patent License Agreement effective January 1, 2003 between the Company and Igor Alexeff. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

         99.1     Press Release Dated February 11, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASI TECHNOLOGY CORPORATION

Date: February 11, 2003            By: /s/ JERRY E. POLIS
                                       ---------------------------
                                       Jerry E. Polis
                                       President

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